UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                 Investment Company Act file number  811-21279
                                                     ---------

                               THE MERGER FUND VL
                               ------------------
               (Exact name of registrant as specified in charter)

                             100 SUMMIT LAKE DRIVE
                             ---------------------
                            VALHALLA, NEW YORK 10595
                            ------------------------
              (Address of principal executive offices) (Zip code)

                                BONNIE L. SMITH
                             100 SUMMIT LAKE DRIVE
                            VALHALLA, NEW YORK 10595
                            ------------------------
                    (Name and address of agent for service)

                                  914-741-5600
                                  ------------
               Registrant's telephone number, including area code

Date of fiscal year end: DECEMBER 31
                         -----------


Date of reporting period:  DECEMBER 31, 2004
                           -----------------


ITEM 1. REPORT TO STOCKHOLDERS.
-------------------------------


                               THE MERGER FUND VL

                                 ANNUAL REPORT

                               DECEMBER 31, 2004

                                                               February 8, 2005
Dear Fellow Shareholder:

  The Merger Fund VL met its investment objectives in 2004. As previously reported, the Fund's NAV rose 6.0% from inception on May 26 to the end of December. The Fund's solid performance was fueled in part by an upturn in merger activity, which gave us more potential investments from which to choose. We also were able to take advantage of trading opportunities that were created when arbitrage spreads-the per-share profit to be made if a deal goes through-showed wide fluctuations, sometimes for no good reason.

  We have included in this report a series of charts which reflect the nature of the arbitrage situations in which the Fund has recently invested. Chart 1 shows that as of December 31, friendly transactions represented slightly less than 95% of the dollar value of our equity holdings, while unsolicited, or hostile, takeover attempts accounted for about 5%. The latter figure indicates that hostile deals continue to represent a relatively small percentage of M&A activity. Although there are numerous explanations for the scarcity of unsolicited takeover attempts, the fundamental reality facing hostile bidders is that the odds of success are low. Most of the common takeover defenses, such as poison pills and staggered boards, have withstood legal challenge, and a target company remains free to "just say no," even when presented with a richly valued offer that a majority of its shareholders would willingly accept. And should the target conclude that remaining independent is no longer an option, there is still no guarantee that the original suitor will ultimately prevail; a competing bid by a white knight may well carry the day.

  Oracle's 18-month effort to acquire PeopleSoft illustrates some of the critical factors that can determine the outcome of a hostile bid. To fend off its unwanted suitor, PeopleSoft augmented its standard arsenal of takeover defenses with a novel "customer assurance program." Under this plan, Oracle would be on the hook to PeopleSoft's customers for more than $2 billion should it fail to support their existing software following a takeover. PeopleSoft also actively lobbied federal and state regulators to block the deal on antitrust grounds, and the company's independence appeared secure when the Department of Justice subsequently filed suit against the transaction. Instead of giving up, however, Oracle chose to take the DOJ to court. Following a trial on the merits of the government's antitrust case, a federal judge ruled in favor of Oracle and allowed its offer to proceed. Only a highly committed acquirer would have challenged the DOJ, and Oracle, led by its strong-willed CEO, Larry Ellison, repeatedly demonstrated its willingness to stay the course. Oracle was also helped by the fact that PeopleSoft's business had deteriorated since the offer was launched-making it harder for PeopleSoft to convince its shareholders that they would be better off if the takeover failed-and by the absence of other potential bidders that could realize the same synergies. PeopleSoft apparently saw the handwriting on the wall and agreed to be acquired by Oracle at a sweetened price of $26.50 a share, $10.50 above the initial offer. This saga is a cautionary tale for all but the most highly motivated and well-positioned suitors contemplating a hostile transaction.

  Chart 2 shows that approximately 92% of the acquisitions in which the Fund has recently invested are strategic in nature, meaning combinations that involve a corporate buyer-typically operating in the same industry as the target-whose objective in doing the transaction is to enhance shareholder value on a longer-term basis. The rest are financial deals, mostly going-private transactions in which an investor group that includes the target's management uses large amounts of borrowed money to buy out the public shareholders. The typical goal in such highly leveraged deals is to pay down debt and then either sell or IPO the company, ideally within a relatively short time frame of just a few years. The Fund's 8% exposure to financial transactions at the end of December, though still small relative to our total investments, reflects a meaningful increase in the number of such deals over the past year or so. What has caused this stepped-up activity by financial buyerso To begin with, the stringent recordkeeping and corporate governance requirements of the Sarbanes-Oxley law, coupled with a more intrusive and less forgiving regulatory environment, may be causing a growing number of executives to conclude that the benefits of public ownership are overrated. Stated another way, a CEO who worries that he might be just a headline away from needing the services of an outplacement specialist-or worse, an attorney-may be more receptive to the idea of taking his company private.

  Leveraged-buyout firms also appear to be benefitting from the fact that many publicly traded companies, under pressure from an investment community that favors growth stories, are no longer content to operate-let alone buy-businesses that may generate steady cash flow but which have limited growth prospects. For an LBO player, however, even a business that is clearly in decline can represent an attractive investment opportunity if the company's cash flow can be milked for a sufficiently long period of time. It is not surprising, therefore, that some of this year's largest financial deals have involved no-growth businesses such as video rentals, movie theaters and bowling alleys. Another factor behind the upturn in LBO activity has been the ability of the leading players to attract massive amounts of equity capital from institutional investors. Thanks to the ready availability of low-cost debt financing, these funds can be leveraged several times over, in some cases giving buyout firms the firepower to outbid their strategic competitors. From a merger-arbitrage standpoint, we continue to favor strategic deals over LBOs on the assumption that the former are less accident-prone.

  Chart 3 shows the type of consideration to be received by the selling company's shareholders in transactions in which The Merger Fund VL held positions at the end of December. Cash, not stock, now appears to be the preferred deal currency. All-stock transactions are only 15% of the total, and the percentage of all-cash deals is slightly more than 25%. Looked at another way, Chart 3 shows that mergers and takeovers involving at least some cash make up 74% of the Fund's portfolio. A number of factors appear to account for this shift in deal consideration, including the reluctance of many acquirers to issue new shares at what they still consider to be unattractive price levels; the fact that takeovers are often more accretive to the buyer's bottom line when done as all-cash deals; the upturn in going-private transactions, in which the target's shareholders typically receive only cash; and the preference of some sellers for cash deals, whose value is unaffected by the vagaries of the stock market.

  As arbitrageurs, it matters little to us whether we are to receive cash or stock; other issues are given much greater weight in deciding whether to invest in any given corporate reorganization. Nonetheless, deal terms do affect our hedging strategies. When investing in stock-for-stock mergers with fixed exchange ratios, we typically attempt to lock in the arbitrage spread by selling short the acquirer's shares at the same time that a long position is established in the target. In this way, the Fund is hedged against a decline in the acquirer's stock price prior to the close of the transaction. The use of such hedging strategies helps explain why the Fund's performance should be largely uncorrelated with moves in the market averages.

  Chart 4 shows our investments grouped by economic sector. The Fund's holdings are well diversified, spread among 11 sectors. Healthcare occupies first place, while telecommunications is in second. Rounding out the top three is consumer services. In the same way that the type of consideration to be received is not high on our list of criteria for selecting the Fund's investments, the economic sector in which the target company operates is typically a secondary factor in our decision-making process. More important to us, among other things, are the strategic rationale for the transaction, the degree to which the parties are committed to bringing the process to a close, the way in which the merger agreement is written, antitrust and other regulatory issues and the buyer's deal-making history.

  Chart 5 shows the Fund's arbitrage investments grouped by the geographic region in which the target company is domiciled. At the end of 2004, approximately 83% of the deals in our portfolio involved U.S.-based targets, another 4% involved acquisitions of Canadian companies, and European transactions totaled slightly more than 10%. Westchester Capital Management, investment adviser to the Fund, has the resources and expertise to invest globally for the Fund, and we routinely look at non-U.S. transactions as part of our effort to identify compelling arbitrage opportunities. It is true that investing overseas often requires us to deal with a different set of political, governance and regulatory issues, but we are careful not to get involved in a foreign transaction unless we have done our homework and understand how the game is played. We also regularly hedge the currency risk in cross-border deals, so that fluctuations in exchange rates rarely have a material impact on our returns.

  Chart 6 shows the total dollar value of mergers and acquisitions in the U.S., by quarter, since 1991. M&A activity, which peaked at an annual rate of $1.4- $1.5 trillion in each of the years 1998, 1999 and 2000, bottomed at about $250 billion in 2002. Calendar 2003 saw deal volume rebound 33%, and the recovery accelerated in 2004, with merger activity nearly doubling. Following a period in which many corporate executives were focused on internal issues and wary of the economic and geopolitical outlook, confidence appears to be returning to the boardroom. And with it comes a greater willingness to think strategically, a process that often includes a review of potential corporate reorganizations. Another constraint on deal-making over the past several years has been the failure of many earlier transactions to deliver the promised benefits to shareholders. Against this background, Wall Street has shown a tendency to penalize companies undertaking high-profile acquisitions, especially if the deal is viewed as transformational in nature. It comes as good news, therefore, that a number of recently announced mergers and takeovers have been well received by investors. The more deals that generate positive feedback, the easier it is for would-be acquirers to pull the trigger. Overall, we expect that M&A activity will continue to run at healthy levels in the months ahead.

                                      Sincerely,
                                      /s/Frederick W. Green
                                      Frederick W. Green
                                      President

                 CHART 1

          PORTFOLIO COMPOSITION
           BY TYPE OF DEAL*<F1>
Friendly                            94.9%
Hostile                              5.1%


                   CHART 2

            PORTFOLIO COMPOSITION
            BY TYPE OF BUYER*<F1>
Strategic                           92.2%
Financial                            7.8%


                   CHART 3

            PORTFOLIO COMPOSITION
             BY DEAL TERMS*<F1>
Stock with Fixed Exchange Ratio         10.5%
Stock with Flexible Exchange Ratio       4.3%
Cash & Stock                            48.6%
Cash                                    25.5%
Undetermined                            11.1%


                   CHART 4

            PORTFOLIO COMPOSITION
               BY SECTOR*<F1>
Healthcare                          25.6%
Telecommunications                  15.5%
Consumer Services                   15.4%
Basic Industries                    11.0%
Technology                           8.2%
Business Services                    7.7%
Financial Services                   6.5%
Energy                               4.1%
Multi-sector                         2.7%
Capital Goods                        2.7%
Media & Entertainment                0.6%


                   CHART 5

            PORTFOLIO COMPOSITION
               BY REGION*<F1>
United States                       82.7%
Europe                              10.3%
Canada                               3.7%
Australia                            2.3%
Asia                                 1.0%

*<F1>     Data as of December 31, 2004


                                    CHART 6

                                MERGER ACTIVITY
                                  1991 - 2004


              First Quarter    Second Quarter   Third Quarter   Fourth Quarter
              -------------    --------------   -------------   --------------

      1991        $19.9516        $20.5286        $27.3834         $16.3747
      1992        $16.6579        $30.7912        $16.1062         $20.9834
      1993        $20.3626        $30.0446        $72.4562         $64.2678
      1994        $43.9419        $41.2508        $79.3201         $58.3516
      1995        $63.2519       $109.5822       $138.6244         $92.8259
      1996        $81.5836       $147.5119       $114.5835        $180.8346
      1997       $157.8150       $135.3298       $146.4147        $247.8092
      1998       $207.8147       $667.8133       $273.4782        $271.3921
      1999       $344.2760       $473.5610       $227.3533        $495.8469
      2000       $495.6549       $238.7511       $432.3114        $264.6629
      2001       $161.5246       $138.7080       $154.2153        $121.5994
      2002        $45.7014        $60.8711        $95.8875         $44.3849
      2003        $36.7571        $57.2983        $72.9279        $161.5566
      2004       $250.4977       $109.3510        $99.8604        $186.5095

Source: Securities Data Corp.

              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
                     IN THE MERGER FUND VL AND THE S&P 500

        Date          The Merger Fund VL        S&P 500
        ----          ------------------        -------
      5/26/2004             $10,000             $10,000
      6/30/2004              $9,990             $10,248
      9/30/2004             $10,080             $10,057
     12/31/2004             $10,600             $10,985


                                       CUMULATIVE RETURN FOR THE PERIOD
                                    MAY 26, 2004 THROUGH DECEMBER 31, 2004
                                    --------------------------------------
The Merger Fund VL                                  6.00%

The Standard & Poor's 500 Index (S&P 500) is a capitalization-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. This chart assumes an initial gross investment of $10,000 made on May 26, 2004. Returns shown include the reinvestment of all dividends. Past performance is not predictive of future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.


THE MERGER FUND VL
EXPENSE EXAMPLE
DECEMBER 31, 2004

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 for the period 7/1/04 - 12/31/04.

ACTUAL EXPENSES
The first line of the table below provides information about actual account values and actual expenses. To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example below. The example below includes, but is not limited to, management fees, fund accounting, custody and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses, interest expense or dividends on short positions held by the Fund and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                               BEGINNING ACCOUNT                  ENDING ACCOUNT                    EXPENSES PAID DURING
                                  VALUE 7/1/04                    VALUE 12/31/04               PERIOD 7/1/04 - 12/31/04*<F6>
                                  ------------                    --------------               -----------------------------
Actual +<F2> (1)<F4>               $1,000.00                        $1,061.10                              $8.39
Hypothetical ++<F3> (2)<F5>         1,000.00                         1,016.86                               8.21



+<F2> Excluding dividends on short positions, your actual cost of investment in the Fund would be $7.25.
++<F3> Excluding dividends on short positions, your hypothetical cost of investment in the Fund would be $7.10.
(1)<F4> Ending account values and expenses paid during period based on a 6.11% return. This actual return is net of expenses.
(2)<F5> Ending account values and expenses paid during period based on a 2.50% return. This hypothetical return is a gross return before expenses.
*<F6> Expenses are equal to the Fund's annualized expense ratio of 1.40%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

THE MERGER FUND VL
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2004

    SHARES                                                            VALUE
    ------                                                            -----
COMMON STOCKS -- 72.94%*<F7>
             AEROSPACE -- 0.91%*<F7>
       500   Societe Nationale d'Etude et de Construction
               de Moteurs d'Avion**<F8>(1)<F10>                    $   12,356
                                                                   ----------
             BANKS -- 2.74%*<F7>
     1,758   Riggs National Corporation**<F8>(3)<F12>                  37,375
                                                                   ----------
             BROADCASTING -- 0.46%*<F7>
       330   Lin TV Corp**<F8>                                          6,303
                                                                   ----------
             COMPUTER SERVICES -- 1.67%*<F7>
       800   SunGard Data Systems Inc.**<F8>(4)<F13>                   22,664
                                                                   ----------
             COMPUTER SOFTWARE -- 2.73%*<F7>
     1,300   VERITAS Software Corporation**<F8>(3)<F12>                37,115
                                                                   ----------
             CONSULTING SERVICES -- 1.49%*<F7>
     1,650   Gartner, Inc. -- Class B**<F8>(2)<F11>                    20,278
                                                                   ----------
             ELECTRIC UTILITIES -- 1.02%*<F7>
       575   Unisource Energy Corporation(3)<F12>                      13,864
                                                                   ----------
             ELECTRONIC PRODUCTS AND DISTRIBUTION -- 0.39%*<F7>
       250   Sagem SA(1)<F10>(2)<F11>                                   5,328
                                                                   ----------
             HOSPITALS AND NURSING HOMES -- 2.67%*<F7>
     1,625   Province Healthcare Company**<F8>(4)<F13>                 36,319
                                                                   ----------
             HOTELS & GAMING -- 7.86%*<F7>
     2,164   Caesars Entertainment, Inc.**<F8>(2)<F11>                 43,583
       900   Mandalay Resort Group**<F8>                               63,387
                                                                   ----------
                                                                      106,970
                                                                   ----------
             INTERNET SERVICES -- 2.55%*<F7>
     2,600   T-Online International AG**<F8>(1)<F10>(3)<F12>           34,775
                                                                   ----------
             MEDICAL PRODUCTS -- 7.94%*<F7>
     1,500   Guidant Corporation(2)<F11>                              108,150
                                                                   ----------
             MEDICAL SERVICES -- 4.52%*<F7>
     3,500   Select Medical Corporation(3)<F12>                        61,600
                                                                   ----------
             METALS AND MINING -- 4.25%*<F7>
     1,970   Noranda, Inc.(1)<F10>                                     34,672
       500   WMC Resources Limited(1)<F10>                              2,824
       900   WMC Resources Limited -- ADR(5)<F14>                      20,331
                                                                   ----------
                                                                       57,827
                                                                   ----------
             OFFICE PRODUCTS -- 2.52%*<F7>
     1,095   OfficeMax Inc.                                            34,361
                                                                   ----------
             OIL & GAS EXPLORATION -- 2.00%*<F7>
     1,900   Magnum Hunter Resources, Inc.**<F8>(5)<F14>               24,510
        40   Penn West Petroleum Ltd.(1)<F10>                           2,646
                                                                   ----------
                                                                       27,156
                                                                   ----------
             PHARMACEUTICALS -- 3.66%*<F7>
     1,880   King Pharmaceuticals, Inc.**<F8>                          23,312
     1,500   Mylan Laboratories Inc.(2)<F11>                           26,520
                                                                   ----------
                                                                       49,832
                                                                   ----------
             PHARMACY SERVICES -- 2.03%*<F7>
       900   NeighborCare, Inc.**<F8>                                  27,648
                                                                   ----------
             RETAIL -- 3.50%*<F7>
     1,300   Hollywood Entertainment Corporation**<F8>                 17,017
       600   Sears, Roebuck and Co.                                    30,618
                                                                   ----------
                                                                       47,635
                                                                   ----------
             SEMICONDUCTORS -- 0.74%*<F7>
    10,800   STATS ChipPAC Ltd.**<F8>(1)<F10>                           6,609
       568   STATS ChipPAC Ltd. -- ADR**<F8>                            3,476
                                                                   ----------
                                                                       10,085
                                                                   ----------
             SPECIALTY STEEL -- 3.87%*<F7>
     1,300   International Steel Group, Inc.**<F8>(2)<F11>             52,728
                                                                   ----------
             TELEPHONY -- 11.41%*<F7>
     1,400   Nextel Communications, Inc. _ Class
               A**<F8>(3)<F12>                                         42,000
     7,400   NextWave Telecom Inc. -- Class B**<F8>                    54,982
     2,345   Price Communications Corporation**<F8>(4)<F13>            43,593
       840   Telewest Global, Inc.**<F8>(2)<F11>                       14,767
                                                                   ----------
                                                                      155,342
                                                                   ----------
             TITLE INSURANCE -- 2.01%*<F7>
       600   Fidelity National Financial, Inc.                         27,402
                                                                   ----------

             TOTAL COMMON STOCKS (Cost $952,369)                      993,113
                                                                   ----------

CONTRACTS (100 SHARES PER CONTRACT)                                     VALUE
-----------------------------------                                     -----
PUT OPTIONS PURCHASED -- 0.06%*<F7>
         9   Johnson & Johnson                                     $      405
             Expiration April 16, 2005, Exercise Price $55.00
         1   Semiconductor HOLDRs Trust                                   420
                                                                   ----------
             Expiration January 22, 2005, Exercise Price $37.50
             TOTAL PUT OPTIONS (Cost $1,014)                              825
                                                                   ----------

  PRINCIPAL
   AMOUNT
   ------
CORPORATE BONDS -- 1.75%*<F7>
  $ 24,000   Adelphia Communications Corporation                       23,820
                                                                   ----------
             9.38%, 11/15/2009 D<F9>
             TOTAL CORPORATE BONDS (Cost $22,760)                      23,820
                                                                   ----------
SHORT-TERM INVESTMENTS -- 11.54%*<F7>
   157,167   First American Prime Obligations Fund                    157,167
                                                                   ----------
             TOTAL SHORT-TERM INVESTMENTS (Cost $157,167)             157,167
                                                                   ----------
             TOTAL INVESTMENTS (Cost $1,133,310)                   $1,174,925
                                                                   ----------
                                                                   ----------
----------------------
ADR - American Depository Receipt
*<F7>     Calculated as a percentage of net assets.
**<F8>    Non-income producing security.
D<F9>     Security in default.
(1)<F10>  Foreign security.
(2)<F11> All or a portion of the shares have been committed as collateral for open short positions.
(3)<F12> All or a portion of the shares have been committed as collateral for written option contracts.
(4)<F13> All or a portion of the shares have been committed as collateral for short foreign currency contracts.
(5)<F14> All or a portion of the shares have been committed as collateral for equity swap contracts.

                     See notes to the financial statements.

THE MERGER FUND VL
SCHEDULE OF SECURITIES SOLD SHORT
DECEMBER 31, 2004

    SHARES                                                          VALUE
    ------                                                          -----
     1,560   Deutsche Telekom AG                                  $  35,305
       300   Falconbridge Limited                                     7,787
     1,650   Gartner, Inc. -- Class A                                20,559
       460   Harrah's Entertainment, Inc.                            30,769
       329   LifePoint Hospitals, Inc.                               11,456
       100   Mittal Steel Company NV                                  3,865
     2,125   Mylan Laboratories Inc.                                 37,570
       114   NTL Incorporated                                         8,317
       250   Omnicare, Inc.                                           8,655
       467   PNC Financial Services Group, Inc.                      26,825
       750   Sagem SA                                                15,985
        20   Sprint Corporation                                         497
       555   Staples, Inc.                                           18,709
       850   Symantec Corporation                                    21,896
       346   Verizon Communications Inc.                             14,017
                                                                   --------
             TOTAL SECURITIES SOLD SHORT (Proceeds $241,557)       $262,212
                                                                   --------
                                                                   --------
                     See notes to the financial statements.

THE MERGER FUND VL
SCHEDULE OF OPTIONS WRITTEN
DECEMBER 31, 2004

CONTRACTS (100 SHARES PER CONTRACT)                                     VALUE
-----------------------------------                                     -----
CALL OPTIONS WRITTEN
    6   Fidelity National Financial, Inc.                              $  630
          Expiration January 22, 2005, Exercise Price $45.00
    4   Guidant Corporation                                               940
          Expiration January 22, 2005, Exercise Price $70.00
    8   King Pharmaceuticals, Inc.                                      1,920
          Expiration January 22, 2005, Exercise Price $10.00
    1   Magnum Hunter Resources, Inc.                                     100
          Expiration March 19, 2005, Exercise Price $12.50
    2   Mittal Steel Company NV                                           170
          Expiration March 19, 2005, Exercise Price $45.00
    6   NeighborCare, Inc.                                              2,010
          Expiration January 22, 2005, Exercise Price $27.50
    9   PeopleSoft, Inc.                                                3,600
          Expiration January 22, 2005, Exercise Price $22.50
    6   Sears, Roebuck and Co.                                            750
          Expiration January 22, 2005, Exercise Price $50.00
   17   Sprint Corporation                                              4,029
          Expiration January 22, 2005, Exercise Price $22.50
    4   SunGard Data Systems Inc.                                       1,340
          Expiration January 22, 2005, Exercise Price $25.00
    7   VERITAS Software Corporation                                    2,590
                                                                      -------
          Expiration January 22, 2005, Exercise Price $25.00
        TOTAL OPTIONS WRITTEN (Premiums received $17,132)             $18,079
                                                                      -------
                                                                      -------
                     See notes to the financial statements.


THE MERGER FUND VL
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2004

ASSETS:
     Investments, at value (Cost $1,133,310)                       $1,174,925
     Cash                                                                 920
     Deposit at brokers for short sales                               201,147
     Receivable from brokers for proceeds on
       securities sold short                                          241,557
     Receivable for investments sold                                   10,874
     Receivable for equity swap contracts                                 606
     Receivable from investment adviser                                77,138
     Dividends and interest receivable                                  1,073
     Prepaid expenses                                                     163
                                                                   ----------
         Total Assets                                               1,708,403
                                                                   ----------

LIABILITIES:
     Securities sold short, at value
       (Proceeds of $241,557)                        $262,212
     Options written, at value
       (Premiums received $17,132)                     18,079
     Payable for dividends on securities sold short        64
     Payable for investment securities purchased          272
     Payable for fund shares redeemed                     243
     Payable for forward currency exchange contracts    1,354
     Accrued expenses and other payables               64,646
                                                     --------
         Total Liabilities                                            346,870
                                                                   ----------
NET ASSETS                                                         $1,361,533
                                                                   ----------
                                                                   ----------

NET ASSETS Consist of:
     Accumulated undistributed net realized
       gain on investments sold                                    $   58,248
     Undistributed net investment income                                  248
     Net unrealized appreciation (depreciation) on:
       Investments                                   $ 41,615
       Short positions                               (20,655)
       Written options                                  (947)
       Equity swap contracts                              606
       Forward currency exchange contracts            (1,354)
                                                     --------
       Net unrealized appreciation                                     19,265
     Paid-in capital                                                1,283,772
                                                                   ----------
         Total Net Assets                                          $1,361,533
                                                                   ----------
                                                                   ----------

NET ASSET VALUE, offering price and redemption
  price per share ($1,361,533/128,485 shares of
  beneficial interest outstanding)                                     $10.60
                                                                       ------
                                                                       ------

                     See notes to the financial statements.

THE MERGER FUND VL
STATEMENT OF OPERATIONS
FOR THE PERIOD MAY 26, 2004(1)<F15> THROUGH DECEMBER 31, 2004

INVESTMENT INCOME:
     Interest                                                        $  1,636
     Dividend income on long positions
       (net of foreign withholding taxes of $170)                       4,350
                                                                    ---------
         Total investment income                                        5,986
                                                                    ---------

EXPENSES:
     Investment advisory fee                        $  6,443
     Transfer agent and shareholder
       servicing agent fees                           41,552
     Federal and state registration fees                 526
     Professional fees                               134,600
     Trustees' fees and expenses                       9,028
     Custody fees                                        137
     Administration fee                               26,714
     Reports to shareholders                           3,034
     Dividends on short positions                      1,128
                                                    --------
         Total operating expenses                                     223,162
     Less: Expenses waived (Note 6)                                 (214,818)
                                                                    ---------
         Total expenses                                                 8,344
                                                                    ---------
NET INVESTMENT LOSS                                                   (2,358)
                                                                    ---------

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
     Realized gain (loss) on:
       Long transactions                              68,323
       Short transactions                           (11,190)
       Option contracts expired or closed              4,671
       Equity swap contracts                             114
       Foreign currencies                            (1,064)
                                                    --------
       Net realized gain                                               60,854
     Change in unrealized appreciation /
       depreciation on:
         Investments                                  41,615
         Short positions                            (20,655)
         Written options                               (947)
         Equity swap contracts                           606
         Forward currency exchange contracts         (1,354)
                                                    --------
       Net unrealized gain                                             19,265
                                                                    ---------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS                        80,119
                                                                    ---------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                $  77,761
                                                                    ---------
                                                                    ---------

(1)<F15>  Commencement of Operations.

                     See notes to the financial statements.

THE MERGER FUND VL
STATEMENT OF CHANGES IN NET ASSETS

                                                               PERIOD MAY 26,
                                                                2004(1)<F16>
                                                            THROUGH DECEMBER 31,
                                                                    2004
                                                            --------------------

Net investment loss                                               $   (2,358)
Net realized gain on investments sold, option contracts
  expired or closed, foreign currency exchange contracts,
  securities sold short and equity swap contracts                     60,854
Change in unrealized appreciation / depreciation
  on investments, forward currency exchange contracts,
  short positions, equity swap contracts and written options          19,265
                                                                  ----------
Net increase in net assets resulting from operations                  77,761
                                                                  ----------

Net increase in net assets from capital share
  transactions (Note 4)                                            1,183,772
                                                                  ----------
Net increase in net assets
                                                                   1,261,533

NET ASSETS:
Beginning of period                                                  100,000
                                                                  ----------
End of period (including accumulated undistributed
  net investment income of $248)                                  $1,361,533
                                                                  ----------
                                                                  ----------

(1)<F16>  Commencement of Operations.

                     See notes to the financial statements.

                               THE MERGER FUND VL
                              FINANCIAL HIGHLIGHTS

                                                            FOR THE PERIOD
                                                         MAY 26, 2004(1)<F17>
                                                               THROUGH
                                                          DECEMBER 31, 2004
                                                         --------------------
PER SHARE DATA:

Net Asset Value, beginning of period                           $10.00
                                                               ------
Income from investment operations:
  NET INVESTMENT LOSS                                           (0.02)
  NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS                0.62
                                                               ------
  TOTAL FROM INVESTMENT OPERATIONS                               0.60
                                                               ------
Net Asset Value, end of period                                 $10.60
                                                               ------
                                                               ------

Total Return                                                     6.00%(3)<F19>

Supplemental data and ratios:
  Net assets, end of period (000's)                            $1,362
  Ratio of operating expenses to average net assets
    including dividends on short positions:
      BEFORE EXPENSE WAIVER                                     43.30%(2)<F18>
      AFTER EXPENSE WAIVER                                       1.62%(2)<F18>
  Ratio of net investment income to average net assets
    excluding dividends on short positions:
      BEFORE EXPENSE WAIVER                                     43.08%(2)<F18>
      AFTER EXPENSE WAIVER                                       1.40%(2)<F18>
  Ratio of net investment loss to average net assets:
    BEFORE EXPENSE WAIVER                                     (42.14)%(2)<F18>
    AFTER EXPENSE WAIVER                                       (0.46)%(2)<F18>
  PORTFOLIO TURNOVER RATE(4)<F20>                              501.71%(3)<F19>

-----------------
(1)<F17>  Commencement of Operations.
(2)<F18>  Annualized.
(3)<F19>  Not Annualized.
(4)<F20> The numerator for the portfolio turnover rate includes the lesser of purchases or sales (excluding short positions). The denominator includes the average long positions throughout the period.

                     See notes to the financial statements.

                               THE MERGER FUND VL
                       NOTES TO THE FINANCIAL STATEMENTS
                               DECEMBER 31, 2004

NOTE 1 -- ORGANIZATION

   The Merger Fund VL (the "Fund") is a no-load, open-end, non-diversified investment company organized as a statutory trust under the laws of Delaware on November 22, 2002, and registered under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund commenced operations on May 26, 2004. The investment objective of the Fund is to seek to achieve capital growth by engaging in merger arbitrage. Shares of the Fund are not offered directly to the public. The Fund's shares are currently offered only to separate accounts funding variable annuity and variable life insurance contracts. At December 31, 2004 92.2% of the shares outstanding of the Fund were owned by one insurance company.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

   The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

A. Investment Valuation

   Securities listed on the NASDAQ National Market are valued at the NASDAQ Official Closing Price ("NOCP"). Other listed securities are valued at the last sales price on the exchange on which such securities are primarily traded or, in the case of options, at the higher of the intrinsic value of the option or the last reported composite sales price. Securities not listed on an exchange and securities for which there are no transactions are valued at the average of the closing bid and asked prices. When pricing options, if no sales are reported or if the last sale is outside the bid and asked parameters, the higher of the intrinsic value of the option or the mean between the last reported bid and asked prices will be used. Securities for which there are no such valuations are valued at fair value as determined in good faith by management under the supervision of the Board of Trustees. The Adviser (as defined herein) reserves the right to value securities, including options, at prices other than last-sale prices, intrinsic value prices, or the average of closing bid and asked prices when such prices are believed unrepresentative of fair market value as determined in good faith by the Adviser. When fair-valued pricing is employed, the prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. At December 31, 2004, the Adviser did not fair value any long securities. Investments in United States government securities (other than short-term securities) are valued at the average of the quoted bid and asked prices in the over-the-counter market. Short-term investments are carried at amortized cost, which approximates market value.

B. Short Positions

   The Fund may sell securities or currencies short for hedging purposes. For financial statement purposes, an amount equal to the settlement amount is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. Subsequent fluctuations in the market prices of securities or currencies sold, but not yet purchased, may require purchasing the securities or currencies at prices which may differ from the market value reflected on the Statement of Assets and Liabilities.

   The Fund is liable for any dividends payable on securities while those securities are in a short position. As collateral for its short positions, the Fund is required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities. These assets are required to be adjusted daily to reflect changes in the value of the securities or currencies sold short.

C. Transactions with Brokers for Short Sales

   The Fund's receivable from brokers for proceeds on securities sold short and deposit at brokers for short sales are with one major securities dealer. The Fund does not require the brokers to maintain collateral in support of the receivable from the broker for proceeds on securities sold short.

D. Federal Income Taxes

   No provision for federal income taxes has been made since the Fund has complied to date with the provisions of the Internal Revenue Code applicable to regulated investment companies and intends to continue to so comply in future years and to distribute investment company net taxable income and net capital gains to shareholders.

E. Written Option Accounting

   The Fund writes (sells) call options to hedge portfolio investments. Put options can also be written by the Fund as part of a merger arbitrage strategy involving a pending corporate reorganization. When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. By writing an option, the Fund may become obligated during the term of the option to deliver or purchase the securities underlying the option at the exercise price if the option is exercised. Option contracts are valued at the last sales price reported on the date of valuation. If no sale is reported or if the last sale is outside the parameters of the closing bid and asked prices, the option contract written is valued at the mean of the last reported bid and asked prices on the day of valuation. When an option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss if the cost of the closing purchase transaction differs from the premium received when the option was sold without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When an option is exercised, the premium originally received decreases the cost basis of the security (or increases the proceeds on a sale of the security), and the Fund realizes a gain or loss from the sale of the underlying security.

F. Purchased Option Accounting

   The Fund purchases put or call options to hedge portfolio investments. Premiums paid for option contracts purchased are included in the Statement of Assets and Liabilities as an asset. Option contracts are valued at the last sales price reported on the date of valuation. If no sale is reported or if the last sale is outside the parameters of the closing bid and asked prices, the option contract purchased is valued at the mean of the last reported bid and asked prices on the day of valuation. When option contracts expire or are closed, realized gains or losses are recognized without regard to any unrealized gains or losses on the underlying securities.

G. Forward Currency Exchange Contracts

   The Fund may enter into forward currency exchange contracts obligating the Fund to deliver or receive a currency at a specified future date. Forward contracts are valued daily, and unrealized appreciation or depreciation is recorded daily as the difference between the contract exchange rate and the closing forward rate applied to the face amount of the contract. A realized gain or loss is recorded at the time the forward contract is closed.

H. Distributions to Shareholders

   Dividends from net investment income and net realized capital gains, if any, are declared and paid annually. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are due primarily to wash loss deferrals, constructive sales, straddle loss deferrals, and unrealized gains or losses on Section 1256 contracts, which were realized, for tax purposes, at December 31, 2004. Accordingly, reclassifications are made within the net asset accounts for such amounts, as well as amounts related to permanent differences in the character of certain income and expense items for income tax and financial reporting purposes.

I. Use of Estimates

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

J. Foreign Securities

   Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include revaluation of currencies and adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

K. Foreign Currency Translations

   The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:
(i) market value of investment securities, assets and liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. For financial reporting purposes, the Fund does not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market prices of securities. However, for federal income tax purposes, the Fund does isolate and treat as ordinary income the effect of changes in foreign exchange rates on realized gain or loss from the sale of investment securities and payables and receivables arising from trade-date and settlement-date differences.

L. When-Issued Securities

   The Fund may sell securities on a when-issued or delayed-delivery basis. Although the payment and interest terms of these securities are established at the time the Fund enters into the agreement, these securities may be delivered for cash proceeds at a future date. The Fund records sales of when-issued securities and reflects the values of such securities in determining net asset value in the same manner as other open short-sale positions. The Fund segregates and maintains at all times cash, cash equivalents or other liquid securities in an amount at least equal to the market value for when-issued securities.

M. Guarantees and Indemnifications

   In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

N. Other

   Investment and shareholder transactions are recorded on the trade date. Realized gains and losses from security transactions are recorded on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest is accounted for on the accrual basis. The Fund may utilize derivative instruments including options, forward currency exchange contracts and other instruments with similar characteristics to the extent that they are consistent with the Fund's investment objectives and limitations. The use of these instruments may involve additional investment risks, including the possibility of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities.

NOTE 3 -- AGREEMENTS

   The Fund's investment adviser is Westchester Capital Management, Inc. (the "Adviser") pursuant to an investment advisory agreement dated July 1, 2003. Under the terms of this agreement, the Adviser is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 1.25% of the Fund's average daily net assets. Certain officers of the Fund are also officers of the Adviser.

   The Adviser has agreed to reduce its fees and reimburse The Merger FundVL to the extent total annualized expenses exceed 1.40% of average daily net assets. The agreement expires on July 1, 2013. The agreement permits the Adviser to recover the expenses paid in excess of the cap on expenses for the three previous years, as long as the recovery does not cause the Fund's operating expenses, excluding dividends on short positions and interest expense, to exceed the cap on expenses. For the period ended December 31, 2004 the Adviser reimbursed $214,818 to the Fund.

   Reimbursed expenses subject to potential recovery by year of expiration is as follows:

             YEAR OF EXPIRATION               POTENTIAL RECOVERY
             ------------------               ------------------
                  12/31/07                         $214,818

   U.S. Bancorp Fund Services, LLC, a subsidiary of U.S. Bancorp, a publicly held bank holding company, serves as transfer agent, administrator and accounting services agent for the Fund. U.S. Bank, N.A. serves as custodian for the Fund.

NOTE 4 -- SHARES OF BENEFICIAL INTEREST

   The Trustees have the authority to issue an unlimited amount of shares of beneficial interest without par value.

   Changes in shares of beneficial interest were as follows:

                                            PERIOD ENDED
                                          DECEMBER 31, 2004
                                          -----------------
                                      SHARES            AMOUNT
                                      ------            ------
     Sold                             119,198          $1,191,029
     Redeemed                            (713)             (7,257)
                                      -------          ----------
     Net Increase                     118,485          $1,183,772
                                      -------          ----------
                                      -------          ----------

NOTE 5 -- INVESTMENT TRANSACTIONS

   Purchases and sales of securities for the period ended December 31, 2004 (excluding short-term investments, options and short positions) aggregated $3,899,062 and $2,901,567, respectively. There were no purchases or sales of U.S. Government Securities.

   At December 31, 2004, the components of accumulated earnings on a tax basis were as follows:

   Cost of investments                                  $1,135,522
                                                        ----------
                                                        ----------
   Gross unrealized appreciation                        $   49,084
   Gross unrealized depreciation                            (9,681)
                                                        ----------
   Net unrealized appreciation                          $   39,403
                                                        ----------
                                                        ----------
   Undistributed ordinary income                        $   60,588
   Undistributed long-term capital gains                        --
                                                        ----------
   Total distributable earnings                         $   60,588
                                                        ----------
                                                        ----------
   Other accumulated losses and temporary differences   $  (22,230)
                                                        ----------
   Total accumulated earnings                           $   77,761
                                                        ----------
                                                        ----------

   The Merger Fund VL had a post-October currency loss deferral of $1,105 as of December 31, 2004.

NOTE 6 -- OPTION CONTRACTS WRITTEN

   The premium amount and the number of option contracts written during the period ended December 31, 2004, were as follows:
                                                      PREMIUM       NUMBER OF
                                                       AMOUNT       CONTRACTS
                                                      -------       ---------
     Options outstanding at May 26, 2004                 $--             --
     Options written                                  44,089            240
     Options closed                                   (4,842)           (40)
     Options exercised                               (17,406)           (92)
     Options expired                                  (4,709)           (38)
                                                     -------            ---
     Options outstanding at December 31, 2004        $17,132             70
                                                     -------            ---
                                                     -------            ---

NOTE 7 -- FORWARD CURRENCY EXCHANGE CONTRACTS

   At December 31, 2004, the Fund had entered into "position hedge" forward currency exchange contracts that obligated the Fund to deliver or receive currencies at a specified future date. The net unrealized depreciation of $1,354 is included in the net unrealized appreciation (depreciation) section of the accompanying financial statements. The terms of the open contracts are as follows:


 SETTLEMENT             CURRENCY TO               U.S. $ VALUE AT               CURRENCY TO            U.S. $ VALUE AT
    DATE                BE DELIVERED             DECEMBER 31, 2004              BE RECEIVED           DECEMBER 31, 2004
 ----------             ------------             -----------------              -----------           -----------------
   1/19/05         27,810  Australian Dollars        $21,762                21,022   U.S. Dollars           $21,022
   1/18/05          2,960  Canadian Dollars            2,471                 2,455   U.S. Dollars             2,455
   2/18/05         35,527  Canadian Dollars           29,651                28,955   U.S. Dollars            28,955
   2/23/05          2,300  Euros                       3,127                 2,933   U.S. Dollars             2,933
   3/18/05         13,500  British Pounds             25,793                26,075   U.S. Dollars            26,075
   3/24/05          7,590  British Pounds             14,496                14,506   U.S. Dollars            14,506



NOTE 8 -- EQUITY SWAP CONTRACTS

   The Fund has entered into both long and short equity swap contracts with multiple broker-dealers. A long equity swap contract entitles the Fund to receive from the counterparty any appreciation and dividends paid on an individual security, while obligating the Fund to pay the counterparty any depreciation on the security as well as interest on the notional amount of the contract at a rate equal to LIBOR plus 25 to 100 basis points. A short equity swap contract obligates the Fund to pay the counterparty any appreciation and dividends paid on an individual security, while entitling the Fund to receive from the counterparty any depreciation on the security as well as interest on the notional value of the contract at a rate equal to LIBOR less 25 to 100 basis points.

   The Fund may also enter into equity swap contracts whose value is determined by the spread between a long equity position and a short equity position. This type of swap contract obligates the Fund to pay the counterparty an amount tied to any increase in the spread between the two securities over the term of the contract. The Fund is also obligated to pay the counterparty any dividends paid on the short equity holding as well as any net financing costs. This type of swap contract entitles the Fund to receive from the counterparty any gains based on a decrease in the spread as well as any dividends paid on the long equity holding and any net interest income.

   Fluctuations in the value of an open contract are recorded daily as a net unrealized gain or loss. The Fund will realize a gain or loss upon termination or reset of the contract. Either party, under certain conditions, may terminate the contract prior to the contract's expiration date.

   Credit risk may arise as a result of the failure of the counterparty to comply with the terms of the contract. The Fund considers the creditworthiness of each counterparty to a contract in evaluating potential credit risk. The counterparty risk to the Fund is limited to the net unrealized gain, if any, on the contract, along with dividends receivable on long equity contracts and interest receivable on short equity contracts. Additionally, risk may arise from unanticipated movements in interest rates or in the value of the underlying securities. At December 31, 2004, the Fund had the following open equity swap contracts:
                                                               UNREALIZED
                                                              APPRECIATION
TERMINATION DATE      SECURITY                  SHARES       (DEPRECIATION)
----------------      --------                  ------       -------------
     3/18/05    Gus plc Mar.900p swap          (1,500)           $(375)
     3/18/05    Gus plc                         1,500              352
     2/28/05    Kidde plc                       4,600              629
                                                                 -----
                                                                 $ 606
                                                                 -----
                                                                 -----

   For the period ended December 31, 2004, the Fund realized gains of $114 upon the termination of equity swap contracts.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of The Merger Fund VL

In our opinion, the accompanying statement of assets and liabilities, including the schedules of investments, of securities sold short, and of options written, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Merger Fund VL (the "Fund") at December 31, 2004, the results of its operations, the changes in its net assets and the financial highlights for the period from May 26, 2004 (commencement of operations) to December 31, 2004, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Milwaukee, Wisconsin
February 18, 2005

                    INFORMATION ABOUT TRUSTEES AND OFFICERS

   The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees. Information pertaining to the Officers and Trustees of the Fund is set forth below. The SAI includes additional information about the Fund's Officers and Trustees and is available, without charge, upon request by calling 1-800-343-8959.


                                               TERM OF                                     # OF PORTFOLIOS       OTHER
                            POSITIONS(S)       OFFICE AND                                  IN FUND COMPLEX       DIRECTORSHIPS
                            HELD WITH          LENGTH OF         PRINCIPAL OCCUPATION      OVERSEEN BY           HELD BY OFFICER
NAME, ADDRESS AND AGE       THE FUND           TIME SERVED       DURING PAST FIVE YEARS    OFFICER OR TRUSTEE    OR TRUSTEE
---------------------       ------------       -----------       ----------------------    ------------------    ---------------
Frederick W. Green*<F21>    President          Indefinite;       President of              2                     None
Westchester Capital         and                since             Westchester Capital
Management, Inc.            Trustee            inception         Management, Inc.,
100 Summit Lake Drive                                            the Fund's Adviser.
Valhalla, NY  10595
Age: 58

Bonnie L. Smith             Vice               One-year          Vice President of         2                     None
Westchester Capital         President,         term; since       Westchester Capital
Management, Inc.            Secretary          inception         Management, Inc.,
100 Summit Lake Drive       and                                  the Fund's Adviser.
Valhalla, NY  10595         Treasurer
Age: 57

James P. Logan, III         Independent        Indefinite;       President of Logan,       2                     None
Logan, Chace LLC            Trustee            since             Chace LLC, an
420 Lexington Avenue                           inception         executive search firm;
New York, NY  10170                                              Chairman of J.P.
Age: 68                                                          Logan & Company.

Michael J. Downey           Independent        Indefinite;       Managing Partner of       2                     Chairman and
c/o Westchester Capital     Trustee            since             Lexington Capital                               Director of Asia
Management, Inc.                               inception         Investments.                                    Pacific Fund,
100 Summit Lake Drive                                                                                            Inc.; Director of
Valhalla, NY  10595                                                                                              Alliance
Age: 60                                                                                                          Bernstein Core
                                                                                                                 Mutual Fund
                                                                                                                 Group

Roy Behren                  Chief              One-year          Analyst and Trader        2                     Director of
Westchester Capital         Compliance         term;             for Westchester Capital                         Redback
Management, Inc.            Officer            since 2004        Management, Inc., the                           Networks Inc.
100 Summit Lake Drive                                            Fund's Adviser.
Valhalla, NY 10595
Age: 44



*<F21> Denotes a trustee who is an "interested person" as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act").

                               THE MERGER FUND VL
                    AVAILABILITY OF PROXY VOTING INFORMATION

Information regarding how the Fund generally votes proxies relating to portfolio securities may be obtained without charge by calling the Fund's Transfer Agent at 1-800-343-8959 or by visiting the SEC's website at www.sec.gov. Information
                                                      -----------
regarding how the Fund voted proxies relating to portfolio securities during the period ended June 30, 2004 is available on the SEC's website or by calling the toll-free number listed above.



                  AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

Beginning with the Fund's fiscal quarter ending September 30, 2004, the Fund filed its complete schedule of portfolio holdings with the SEC on Form N-Q. The Fund will file Form N-Q for the first and third quarters of each fiscal year. The Fund's Forms N-Q are available on the SEC's website at www.sec.gov and may
                                                           -----------
be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

INVESTMENT ADVISER
     Westchester Capital Management, Inc.
     100 Summit Lake Drive
     Valhalla, NY  10595
     (914) 741-5600

ADMINISTRATOR, TRANSFER AGENT, DIVIDEND PAYING AGENT AND SHAREHOLDER SERVICING AGENT
     U.S. Bancorp Fund Services, LLC
     615 East Michigan Street
     P.O. Box 701
     Milwaukee, WI  53201-0701
     (800) 343-8959

CUSTODIAN
     U.S. Bank, N.A.
     P.O. Box 701
     Milwaukee, WI  53201-0701
     (800) 343-8959

TRUSTEES
     Frederick W. Green
     Michael J. Downey
     James P. Logan, III

EXECUTIVE OFFICERS
     Frederick W. Green, President
     Bonnie L. Smith, Vice President, Treasurer and Secretary

COUNSEL
     Fulbright & Jaworski L.L.P.
     666 Fifth Avenue
     New York, NY  10103

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
     PricewaterhouseCoopers LLP
     100 East Wisconsin Avenue
     Milwaukee, WI  53202


ITEM 2. CODE OF ETHICS.
-----------------------

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant's Code of Ethics is filed herewith.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
-----------------------------------------

The registrant's board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Michael J. Downey and James P. Logan, III are the "audit committee financial experts" and are considered to be "independent" as each term is defined in Item 3 of Form N--CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
-----------------------------------------------

The registrant has engaged its principal accountant to perform audit services and tax services. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The audit committee approved 100% of the audit services and tax services. The following table details the aggregate fees billed for audit fees and tax fees by the principal accountant.


                        FYE  12/31/2004         FYE 12/31/2003 *<F22>

Audit Fees              $16,000                 $6,000
Audit-Related Fees      $0                      N/A
Tax Fees                $2,000                  N/A
All Other Fees          $0                      N/A

*<F22> The Reigstrant's shares became effective on August 28, 2003 and began operations on May 26, 2004.

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

There were no non-audit fees billed by the registrant's accountant for services rendered to the registrant and to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant. The principal accountant did not render non-audit services to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
----------------------------------------------

Not applicable to open-end investment companies.


ITEM 6. SCHEDULE OF INVESTMENTS.
--------------------------------

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
-------------------------------------------------------------------------
MANAGEMENT INVESTMENT COMPANIES.
--------------------------------

Not applicable to open-end investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
-------------------------------------------------------------------------

Not applicable to open-end investment companies.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
--------------------------------------------------------------------------
COMPANY AND AFFILIATED PURCHASERS.
----------------------------------

Not applicable to open-end investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
-------------------------------------------------------------

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of trustees.


ITEM 11. CONTROLS AND PROCEDURES.
---------------------------------

(a) The Registrant's President/Principal Executive Officer and Treasurer/Principal Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended
     (the "1940 Act")) are effective as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.
------------------

(a) (1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit. Filed herewith.

     (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

     (3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


     (Registrant)   The Merger Fund VL
                    ------------------

     By (Signature and Title) /s/Frederick W. Green
                              -----------------------------
                              Frederick W. Green, President

     Date   March 1, 2005
            -------------



     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

     By (Signature and Title) /s/Frederick W. Green
                              ------------------------------
                              Frederick W. Green, President

     Date   March 1, 2005
            -------------

     By (Signature and Title) /s/Bonnie L. Smith
                              --------------------------
                              Bonnie L. Smith, Treasurer

     Date   March 1, 2005
            -------------